UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Event Reported: May 26, 2011
Tufco Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-21018	39-1723477

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 23500, Green Bay, Wisconsin	54305

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 920.336.0054
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
     On May 26, 2011, the Annual Meeting of Shareholders of the Company was held in White Plains, NY. The following vote took place at the Annual Meeting:
     a) Election of the following individuals as Directors to serve for one-year terms:

Director	For	Against	Withheld
Robert J. Simon	3,304,255	0	142,305
Samuel J. Bero	3,308,895	0	137,665
C. Hamilton Davison	3,410,329	0	36,231
Brian Kelly	3,410,329	0	36,231
Louis LeCalsey, III	3,314,654	0	131,906
Richard M. Segel	3,409,817	0	36,743
William R. Ziemendorf	3,409,642	0	36,918
(remainder of page intentionally left blank; signature on following page.)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUFCO TECHNOLOGIES, INC.
Dated: May 26, 2011	By:	/s/ Michael B. Wheeler
Michael B. Wheeler
Executive Vice President, Chief Financial Officer and Chief Operating Officer